As filed with the Securities and Exchange Commission on January 23, 2008

Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Trian Acquisition I Corp.
(Exact name of registrant as specified in its charter)

Delaware	6770	26-1252334
(State or other jurisdiction of	(Primary Standard Industrial	(IRS Employer
incorporation or organization)	Classification Code Number)	Identification Number)

280 Park Avenue, 41st Floor
New York, New York 10017
(212) 451-3000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Brian L. Schorr, Esq.
Executive Vice President and Chief Legal Officer
Trian Acquisition I Corp.
280 Park Avenue, 41st Floor
New York, New York 10017
(212) 451-3000
(Name, address, including zip code, and telephone number, including area code, of agent for service)
________________________

The Commission is requested to send copies of all communications to:

John C. Kennedy, Esq.	Raymond B. Check, Esq.
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Cleary Gottlieb Steen & Hamilton LLP
1285 Avenue of the Americas	One Liberty Plaza
New York, New York 10019	New York, New York 10006
(212) 373-3000	(212) 225-2000

________________________

     Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after the effective date of the registration statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. ☐

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☒ 333-147094

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

          If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Calculation of Registration Fee

		Proposed Maximum	Proposed Maximum
Title of Each Class of	Amount to be	Offering Price Per	Aggregate Offering	Amount of
Securities to be Registered	Registered(1)	Unit	Price (3)	Registration Fee
Units, each consisting of one share of
common stock, $0.0001 par value, and one	5,750,000 units	$10.00	$57,500,000	$2,260
warrant(2)		___	___
Common stock included in the units	5,750,000 shares	___	___	(4)
Warrants included in the units	5,750,000 warrants			(4)
(1)	The 5,750,000 units being registered in this Registration Statement are in addition to the 86,250,000 registered pursuant to the registrant's Registration Statement on Form S-1 (File No. 333-147094).
(2)	Including 750,000 units which may be purchased by the underwriters to cover over-allotments, if any.
(3)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act.
(4)	No fee is required pursuant to Rule 457(g).
________________________

                This Registration Statement shall become effective upon filing with the Securities and Exchange Commission in accordance with Rule 462(b) under the Securities Act of 1933, as amended.

EXPLANATORY NOTE

     This registration statement is being filed pursuant to Rule 462(b) (“Rule 462(b)”) and General Instruction V of Form S-1, both as promulgated under the Securities Act of 1933, as amended. Pursuant to Rule 462(b), the contents of the Registration Statement on Form S-1 (File No. 333-147094) of Trian Acquisition I Corp. (the “Registrant”), including the exhibits thereto, which was declared effective by the Securities and Exchange Commission (the “Commission”) on January 23, 2008, are incorporated by reference into this registration statement.

     The Registrant hereby certifies that it (i) has instructed its bank to transmit to the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission’s account at Mellon Bank as soon as practicable (but no later than the close of business on January 24, 2008), (ii) will not revoke such instructions, (iii) has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) will confirm receipt of such instructions by its bank during the bank’s regular business hours no later than January 24, 2008.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules.

          All exhibits filed with or incorporated by reference in Registration Statement No. 333-147094 are incorporated by reference into, and shall be deemed to be a part of, this registration statement, except for the following, which are filed herewith.

Exhibit
Number	Description of Exhibit

5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.

23.1	Consent of Deloitte & Touche LLP.

23.2	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1).

23.3	Power of Attorney of Geoffrey C. Bible (incorporated by reference to Exhibit 23.3 to Amendment No. 2 to the Registration Statement on Form S-1 of the Registrant (Registration No. 333-147094)).

23.4	Power of Attorney of Kenneth W. Gilbert (incorporated by reference to Exhibit 23.4 to Amendment No. 2 to the Registration Statement on Form S-1 of the Registrant (Registration No. 333-147094)).

23.5	Power of Attorney of Richard A. Mandell (incorporated by reference to Exhibit 23.5 to Amendment No. 2 to the Registration Statement on Form S-1 of the Registrant (Registration No. 333-147094)).

23.6	Power of Attorney of Joel A. Smilow (incorporated by reference to Exhibit 23.6 to Amendment No. 2 to the Registration Statement on Form S-1 of the Registrant (Registration No. 333-147094)).

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on January 23, 2008.

TRIAN ACQUISITION I CORP.

By: /s/ Edward P. Garden
Edward P. Garden
President, Chief Executive Officer and
Director

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on January 23, 2008, by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

President, Chief Executive Officer
/s/ Edward P. Garden	and Director
Edward P. Garden	(Principal Executive Officer)	January 23, 2008

Treasurer and Chief Financial Officer
/s/ Greg Essner	(Principal Financial
Greg Essner	and Accounting Officer)	January 23, 2008

*
Nelson Peltz	Chairman of the Board	January 23, 2008

*
Peter W. May	Vice Chairman	January 23, 2008

*
Geoffrey C. Bible	Director	January 23, 2008

*
Kenneth A. Gilbert	Director	January 23, 2008

*
Richard A. Mandell	Director	January 23, 2008

*
Joel E. Smilow	Director	January 23, 2008

By: /s/ Greg Essner
Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit

5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.

23.1	Consent of Deloitte & Touche LLP.

23.2	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1).

23.3	Power of Attorney of Geoffrey C. Bible (incorporated by reference to Exhibit 23.3 to Amendment No. 2 to the Registration Statement on Form S-1 of the Registrant (Registration No. 333-147094)).

23.4	Power of Attorney of Kenneth W. Gilbert (incorporated by reference to Exhibit 23.4 to Amendment No. 2 to the Registration Statement on Form S-1 of the Registrant (Registration No. 333-147094)).

23.5	Power of Attorney of Richard A. Mandell (incorporated by reference to Exhibit 23.5 to Amendment No. 2 to the Registration Statement on Form S-1 of the Registrant (Registration No. 333-147094)).

23.6	Power of Attorney of Joel A. Smilow (incorporated by reference to Exhibit 23.6 to Amendment No. 2 to the Registration Statement on Form S-1 of the Registrant (Registration No. 333-147094)).